EXHIBIT 10.2

EXCHANGE AGREEMENT

EXCHANGE AGREEMENT (the “Agreement”) is made as of the 27th day of September 2013 (the “Effective Date”), by and between Advaxis, Inc., a Delaware corporation (the “Company”), and Redwood Management, LLC (the “Investor”).

WHEREAS, on June 21 2013, the Company and the Investor entered into that certain Securities Purchase Agreement (the “Purchase Agreement”), pursuant to which, on June 21, 2013, the Investor purchased from the Company convertible promissory notes with a stated principal amount of $277,777.77 for total consideration of $250,000.00 in cash (the “Notes”).

WHEREAS, in exchange for the Notes, the Company has duly authorized the issuance to the Investor of One Hundred Twenty-Five Thousand (125,000) shares of its common stock (the “Common Stock”), par value $0.001 per share (the “Exchange Shares”);

WHEREAS, the exchange of the Notes for the Exchange Shares is being made in reliance upon the exemption from registration provided by Section 3(a)(9) of the Securities Act (as defined below).

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in consideration of the premises and the mutual agreements, representations and warranties, provisions and covenants contained herein, the parties hereto, intending to be legally bound hereby, agree as follows:

1.                  Exchange. On the Effective Date, subject to the terms and conditions of this Agreement, the Investor shall, and the Company shall, in reliance upon the exemption from registration provided by Section 3(a)(9) of the Securities Act of 1933, as amended (the “Securities Act”), exchange the Notes for the Exchange Shares. On the Effective Date, the following transactions shall occur (such transactions in this Section 1, the “Exchange”):

(a) Concurrently herewith, the Investor shall deliver or cause to be delivered to the Company (or its designee) the Notes, free and clear of all liens. As of the Effective Date, all of the Investor’s rights under the Notes shall be extinguished.

(b) Concurrently herewith, in exchange for the Notes, (i) the Company shall cause the transfer agent for the Common Stock to issue the Exchange Shares to the Investor. The parties agree that the holding period of the Exchange Shares, for purposes of Rule 144 under the Securities Act of 1933 tacks back to the original issue dates of the Notes.

(c) The Company and the Investor shall execute and/or deliver such other documents and agreements as are customary and reasonably necessary to effectuate the Exchange.

2.                  Waiver and Release.

2.1              In consideration of the transactions contemplated by this Agreement, effective as of the Effective Date, the Investor on behalf of itself and, to the extent permitted by law, its heirs, executors, administrators, devisees, trustees, partners, directors, officers, shareholders, employees, consultants, representatives, predecessors, principals, agents, parents, associates, affiliates, subsidiaries, attorneys, accountants, successors, successors-in-interest and assigns (collectively, the “Investor Releasing Persons”), hereby, knowingly, voluntarily and with full understanding of its terms and effects, waives and releases, to the fullest extent permitted by law, any and all actions, causes of action, covenants, contracts, claims and demands whatsoever, known and unknown, relating to the Existing Claims (as defined below) that any of the Investor Releasing Persons had, currently has or may have, that are directly or indirectly related to, based upon, arise out of, or arise in connection with any fact, matter, act or omission, cause, transaction, occurrence or thing occurring up to the date of this release against (i) the Company, (ii) any of the Company’s current or former parents, affiliates, subsidiaries, predecessors, assigns, attorneys or counsel, accountants, auditors, employees, consultants or representatives, or (iii) any of the Company’s or such other persons’ or entities’ current or former officers, directors, employees, agents, principals, and signatories or, in the case of any person or entity other than the Company or any of its subsidiaries, such other persons’ or entities’ current or former members, partners, shareholders, agents, principals, signatories, advisors, spouses, heirs, estates, executors and associates and members of their immediate families (the aforementioned persons and entities set forth in (i), (ii) and (iii) being hereinafter collectively referred to as the “Company Parties”). Each Investor hereby acknowledges that such Investor has not relied on any representations or statements of the Company or any other person not set forth herein.

2.2              For purposes of this Agreement, “Existing Claims” shall mean all actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions, claims, and demands whatsoever, whether known or unknown, in law, admiralty, or equity, against any of the Company Parties, which the Investor Releasing Persons ever had, now has or hereafter can, shall, or may have for, upon, or by reason of any violation of the Purchase Agreement prior to the day of the date of this Agreement.

3.                  Amendment to the Purchase Agreement. Sections 4.1 and 4.11 are hereby deleted in their entirety as follows:

“4.1 [Intentionally Omitted]”; and

“4.11 [Intentionally Omitted].”

4.                  Representations and Warranties of the Company. The Company hereby represents and warrants to Investor that:

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4.1              Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a material adverse effect on its business or properties.

4.2              Capitalization and Voting Rights. The authorized capital of the Company as of the date hereof consists of (i) 5,000,000 shares of Preferred Stock, par value $0.001 per share (the “Preferred Stock”), of which 740 are presently issued and outstanding, and (ii) 25,000,000 shares of Common Stock, of which 5,024,081 shares of Common Stock were issued and outstanding as of September 6, 2013.

4.3              Authorization. All corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement and the performance of all obligations of the Company hereunder and thereunder, including, without limitation, the authorization of the Exchange, and the issuance (or reservation for issuance) of the Exchange Shares have been taken on or prior to the date hereof.

4.4              Securities Law Exemptions. Assuming the accuracy of the representations and warranties of the Investor contained herein, the offer and issuance by the Company of the Exchange Shares is exempt from registration under the Securities Act and all applicable state securities laws. The offer and issuance of the Exchange Shares is exempt from registration under the Securities Act pursuant to the exemption provided by Section 3(a)(9) thereof.

4.5              Valid Issuance of the Securities. The Exchange Shares when issued and delivered in accordance with the terms of this Agreement, for the consideration expressed herein, will be duly and validly issued, fully paid and non-assessable. .

4.6              No Consideration Paid. No commission or other remuneration has been paid by the Company for soliciting the exchange of the Notes for the Exchange Shares as contemplated hereby.

5.                  Representations and Warranties of the Investor. The Investor hereby represents, warrants and covenants that:

5.1              Organization; Authority. The Investor is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with full right, corporate or partnership power and authority to enter into and to consummate the transactions contemplated hereby and otherwise to carry out its obligations hereunder. The execution and delivery of this Agreement and performance by the Investor of the transactions contemplated hereby have been duly authorized by all necessary corporate or similar action on the part of the Investor. This Agreement has been duly executed by the Investor, and when delivered by the Investor in accordance with the terms hereof, will constitute the valid and legally binding obligation of the Investor, enforceable against it in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law

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5.2              Own Account. The Investor understands that the Exchange Shares are “restricted securities” and have not been registered under the Securities Act or any applicable state securities law and is acquiring the Exchange Shares as principal for its own account and not with a view to or for distributing or reselling such securities or any part thereof in violation of the Securities Act or any applicable state securities law, has no present intention of distributing any of such securities in violation of the Securities Act or any applicable state securities law and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such securities (this representation and warranty not limiting the Investor’s right to sell the Exchange Shares pursuant to a registration statement or otherwise in compliance with applicable federal and state securities laws) in violation of the Securities Act or any applicable state securities law. The Investor is acquiring the Exchange Shares hereunder in the ordinary course of its business.

5.3              Investor Status. At the time the Investor was offered the Exchange Shares, it was, and as of the date hereof it is either: (i) an “accredited investor” as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7) or (a)(8) under the Securities Act or (ii) a “qualified institutional buyer” as defined in Rule 144A(a) under the Securities Act. The Investor is not required to be registered as a broker-dealer under Section 15 of the Exchange Act.

5.4              Experience of the Investor. The Investor, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the investment in the Exchange Shares, and has so evaluated the merits and risks of such investment. The Investor is able to bear the economic risk of an investment in the Exchange Shares and, at the present time, is able to afford a complete loss of such investment.

5.5              Reliance on Exemptions. The Investor understands that the Exchange Shares are being offered and issued to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and the Investor’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Investor set forth herein in order to determine the availability of such exemptions and the eligibility of the Investor to acquire the Exchange Shares. Investor understands that the Exchange Shares are characterized as “restricted securities” under applicable U.S. federal and state securities laws.

5.6              Ownership. The Investor is the record and beneficial owner of, and has good and marketable title to the Notes, free and clear of any and all liens, security interests, charges or encumbrances, agreements, voting trusts, proxies or other arrangements or restrictions of any kind whatsoever.

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5.7              Rule 144 Representations.

(a)                Neither the Investor nor any of its affiliates is, and for the three months immediately preceding the date of this Agreement, has been (i) an officer, director, employee or “affiliate” of the Company (as that term is defined in Rule 144(a)(1) promulgated under the Securities Act) or (ii) a “beneficial owner” of more than 10% of the shares of Common Stock (as defined for purposes of Rule 13d-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

(b)               No commission or other remuneration has been paid by the Investor to the Company in connection with the exchange of the Notes for the Exchange Shares as contemplated hereby.

6.                  Covenants of the Investor.

6.1              Trading in Common Stock.

(a)                The Investor hereby agrees that for the period commencing on the Effective Date and ending on the earlier to occur of (i) the closing date (the “Offering Date”) after the Securities and Exchange Commission (“SEC”) declares effective the registration statement on Form S-1 (File Number 333- 188637) originally filed with the SEC on May 15, 2013 (the “Registration Statement”), it shall not maintain a Net Short Position (as defined below), and (ii) December 31, 2013. For purposes hereof, a “Net Short Position” by the Investor means a position whereby the Investor has executed one or more sales of Common Stock that is marked as a short sale (but not including any sale marked “short exempt”) and that is executed at a time when the Investor has no equivalent offsetting long position in the Common Stock (or is deemed to have a long position hereunder or otherwise in accordance with Regulation SHO of the Exchange Act). For purposes of determining whether the Investor has an equivalent offsetting long position in the Common Stock, all shares of Common Stock that are owned by the Investor.

(b)               The Investor hereby agrees that for the period commencing on the Effective Date and ending on the Offering Date, it shall not sell, directly or indirectly (including, without limitation, through derivative transactions such as cash-settled total return swaps and options), shares of Common Stock upon any trading day during such period in an amount, in the aggregate, exceeding 50% of the composite aggregate share trading volume as reported on Bloomberg of the Common Stock measured at the time of each sale of securities during such trading day.

6.2 [Intentionally omitted]

6.3              Transfer Restrictions. (a) The Investor acknowledges and agrees that the Exchange Shares may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of the Exchange Shares other than pursuant to an effective registration statement or Rule 144, to the Company or in connection with a pledge, the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Exchange Shares under the Securities Act.

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(b) The Investor agrees to the imprinting, so long as is required by this Section 6.3, of a legend on the Exchange Shares in the following form:

THIS SECURITY HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

7.                  Indemnification.

7.1              Indemnification by the Company. The Company agrees to indemnify, hold harmless, reimburse and defend the Investor, and its officers, directors, agents, affiliates, members, managers, control persons, and principal shareholders, against any claim, cost, expense, liability, obligation, loss or damage (including reasonable legal fees) of any nature, incurred by or imposed upon the Investor or any such person which results, arises out of or is based upon (i) any material misrepresentation by Company or breach of any representation or warranty by Company in this Agreement or in any exhibits or schedules attached hereto, or other agreement delivered pursuant hereto; or (ii) after any applicable notice and/or cure periods, any breach or default in performance by the Company of any covenant or undertaking to be performed by the Company hereunder, or any other agreement entered into by the Company and Investor relating hereto.

7.2              Indemnification by the Investor. The Investor agrees to indemnify, hold harmless, reimburse and defend the Company and any of its officers, directors, agents, affiliates, members, managers, control persons, and principal shareholders, against any claim, cost, expense, liability, obligation, loss or damage (including reasonable legal fees) of any nature, incurred by or imposed upon the Investor or any such person which results, arises out of or is based upon (i) any material misrepresentation by the Investor or breach of any representation or warranty by the Investor in this Agreement or in any exhibits or schedules attached hereto, or other agreement delivered pursuant hereto; or (ii) after any applicable notice and/or cure periods, any breach or default in performance by the Investor of any covenant or undertaking to be performed by the Investor hereunder, or any other agreement entered into by the Company and the Investor relating hereto.

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8.                  Miscellaneous

8.1              Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the parties hereto and the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party, other than the parties hereto or their respective successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

8.2              Governing Law; Jurisdiction; Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state or federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

8.3              Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

8.4              Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient; if not, then on the next business day, (c) five (5) business days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to (a) in the case of the Company to Advaxis, Inc., 305 College Road East, Princeton, New Jersey 08540, Attention: Mark J. Rosenblum, with a copy (which shall not constitute notice) to Reed Smith, LLP, 599 Lexington Avenue, New York, NY 10022, Attention: Yvan-Claude Pierre, email: ypierre@reedsmith.com or (b) in the case of the Investor, to the address as set forth on the signature page or exhibit pages hereof or, in either case, at such other address as such party may designate by TEN (10) business days advance written notice to the other parties hereto.

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8.5              Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Investor. Any amendment or waiver effected in accordance with this paragraph shall be binding upon Investor and the Company, provided that no such amendment shall be binding on a holder that does not consent thereto to the extent such amendment treats such party differently than any party that does consent thereto.

8.6              Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

8.7              Entire Agreement. This Agreement represents the entire agreement and understandings between the parties concerning the Exchange and the other matters described herein and therein and supersedes and replaces any and all prior agreements and understandings solely with respect to the subject matter hereof and thereof.

8.8              Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

8.9              Interpretation. Unless the context of this Agreement clearly requires otherwise, (a) references to the plural include the singular, the singular the plural, the part the whole, (b) references to any gender include all genders, (c) “including” has the inclusive meaning frequently identified with the phrase “but not limited to” and (d) references to “hereunder” or “herein” relate to this Agreement.

[SIGNATURES ON THE FOLLOWING PAGE]

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IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the date provided above.

THE COMPANY

ADVAXIS, INC.

By:
Name:
Title:

INVESTOR:

REDWOOD MANAGEMENT, LLC

By:
Name:
Title:

Address for Notices:

[Signature Page to Note Exchange Agreement]